                                                                    EXHIBIT 10.7

                                BANK RHODE ISLAND

                               AMENDMENT NO. 2 TO

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         WHEREAS, Bank Rhode Island (the "Bank") has adopted a Supplemental Executive Retirement Plan (the "Plan"); and

         WHEREAS, under Section 3.1 of the Plan, the Board of Directors of the Bank may from time to time select employees who shall be Participants in the Plan and shall determine the Applicable Benefit Amount for such Participants (as such terms are defined in the Plan); and

         WHEREAS, on December 21, 1999 the Board of Directors of the Bank approved increasing the Applicable Benefit Amount payable under the Plan to Merrill W. Sherman to $100,000 and adding James V. DeRentis to the list of Schedule C Participants, at an Applicable Benefit Amount of $20,000.

         NOW, THEREFORE, the Plan is amended as follows:

         1. SCHEDULE B of the Plan be amended to increase the Applicable Benefit Amount payable to Merrill W. Sherman to $100,000 as set forth in SCHEDULE B attached hereto.

         2. SCHEDULE C of the Plan be amended to add James V. DeRentis as a Participant with an Applicable Benefit Amount of $20,000 as set forth on SCHEDULE C attached hereto.

         3. All other provisions of the Plan shall remain in full force and effect and are hereby ratified, approved and confirmed.

         IN WITNESS WHEREOF, the Company has caused this Amendment No. 2 to the Supplemental Executive Retirement Plan to be executed by its duly authorized officer as of the 21st day of December, 1999.

                                                  BANK RHODE ISLAND

                                                  By:  /s/ Malcolm G. Chace
                                                     ----------------------
                                                       Malcolm G. Chace,
                                                       Chairman
Attest:

/s/ Margaret D. Farrell
-----------------------
Secretary

                                   SCHEDULE B


         PARTICIPANTS:                               APPLICABLE BENEFIT AMOUNT
         ------------                                -------------------------

         Sherman, Merrill W.                                  $100,000

                                   SCHEDULE C


         PARTICIPANTS:                               APPLICABLE BENEFIT AMOUNT
         ------------                                -------------------------

         DeRentis, James V.                                   $20,000
         McQueen, Donald C.                                   $43,400
         Rietheimer, Albert R.                                $43,400

                                BANK RHODE ISLAND

                               AMENDMENT NO. 1 TO

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


         WHEREAS, Bank Rhode Island (the "Bank") desires to amend the provisions of the Bank's Supplemental Executive Retirement Plan (the "Plan") to change the definition of "Change of Control" under the Plan; and

         WHEREAS, under Article VIII of the Plan, the Board of Directors of the Bank may amend the Plan at any time, provided that such amendment shall not reduce the vested benefit of any Participant or amend Section 6.1 or 6.2 of the Plan without the consent of all Participants; and

         WHEREAS, on September 21, 1999 the Board of Directors of the Bank has approved amending the definition of "Change in Control" under the Plan;

         NOW, THEREFORE, the Plan is amended as follows:

         1. That SCHEDULE A of the Plan be amended in its entirety to read as set forth on SCHEDULE A attached hereto.

         2. All other provisions of the Plan shall remain in full force and effect and are hereby ratified, approved and confirmed.

         IN WITNESS WHEREOF, the Company has caused this Amendment No. 1 to the Supplemental Executive Retirement Plan to be executed by its duly authorized officer as of the 21st day of September, 1999.

                                                  BANK RHODE ISLAND

                                                  By:  /s/ Malcolm G. Chace
                                                     ----------------------
                                                       Malcolm G. Chace,
                                                       Chairman
Attest:

/s/ Margaret D. Farrell
-----------------------
Secretary

                                   SCHEDULE A
                                       TO
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         (A) CHANGE IN CONTROL. For purposes of this Plan, a "Change in Control" shall be deemed to have occurred if and when:

         (1) the Bank effectuates a Takeover Transaction; or

         (2) the Bank commences substantive negotiations with a third party with respect to a Takeover Transaction and within twelve (12) months of the commencement of such negotiations, enters into a definitive agreement with respect to a Takeover Transaction with any party with which negotiations were originally commenced; or

         (3) any election of directors of the Bank (or, if the Bank reorganizes into a holding company structure, directors of the holding company) occurs (whether by the directors then in office or by the shareholders at a meeting or by written consent) where a majority of the directors in office following such election are individuals who were not nominated by a vote of two-thirds of the members of the board of directors immediately preceding such election; or

         (4) the Bank effectuates a complete liquidation of the Bank or a sale or disposition of all or substantially all of its assets. A reorganization in which the Bank reorganizes into a holding company structure, or any similar reorganization, will not constitute a Change in Control for purposes of this agreement or for any other purpose; provided, however, that any such transaction may constitute a Change in Control if accomplished in connection with a Takeover Transaction.

         (B) TAKEOVER TRANSACTION. A "Takeover Transaction" shall mean:

         (1) The acquisition of voting securities of the Bank by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than by the Bank or its subsidiaries or any employee benefit plan (or related trust) of the Bank or its subsidiaries, which theretofore did not beneficially own (within the meaning of Rule 13d-3 promulgated under the Exchange Act), securities representing 30% or more of the voting power of all outstanding shares of voting securities of the Bank, if such acquisition results in such individual, entity or group owning securities representing more than 30% of the voting power of all outstanding voting securities of the Bank; provided, that any acquisition by a corporation with respect to which, following such acquisition, more than 50% of the then outstanding shares of voting securities of such corporation, is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the voting securities of the Bank outstanding immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the outstanding voting securities of the Bank, shall not constitute a Change in Control; or

         (2) The issuance of additional shares of common stock of the Bank in a single transaction or a series of related transactions if the individuals and entities who were the beneficial owners of the outstanding voting securities of the Bank immediately prior to such issuance do not, following such issuance, beneficially own, directly or indirectly, securities representing more than 50% of the voting power of all then outstanding voting securities of the Bank; or

         (3) Consummation by the Bank of (a) a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners of the voting securities of the Bank immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, securities representing more than 50% of the voting power of then outstanding voting securities of the corporation resulting from such a reorganization, merger or consolidation, or (b) the sale, exchange or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Bank (on a consolidated basis) to a party which is not controlled by or under common control with the Bank.

         For purposes of this Section (B), "voting power" means ordinary voting power for the election of directors.

                                BANK RHODE ISLAND

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                              TABLE OF CONTENTS

                                                                     PAGE
                                                                     ----

ARTICLE I - Introduction...............................................1

ARTICLE II - Definitions...............................................2

ARTICLE III - Participation and Vesting................................3

ARTICLE IV - Source of Benefit Payment.................................4

ARTICLE V - Retirement Benefits........................................5

ARTICLE VI - Change of Control.........................................6

ARTICLE VII - Administration...........................................7

ARTICLE VIII - Amendment and Termination...............................8

ARTICLE IX - Miscellaneous.............................................9

Schedule A.............................................................11

Schedule B.............................................................13

Schedule C.............................................................14

Schedule D.............................................................15


Exhibit A - Trust Agreement

                             ARTICLE I. INTRODUCTION

         1.1 PURPOSE OF PLAN. The purpose of this Plan is to promote loyalty, to attract new employees and to encourage employees to make and continue careers with the Bank and its subsidiaries by supplementing their retirement benefits, thereby giving them assurance of retirement security and promoting their continued loyalty to the Bank.

         1.2 STATUS. The Plan is intended to be a plan that is unfunded and is maintained by the Bank primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974 (ERISA), and shall be interpreted and administered accordingly.

         1.3 AUTHORIZATION. The Plan was approved by the Board of Directors on January 26, 1999.

                             ARTICLE II. DEFINITIONS

         The following terms have the following meanings:

         2.1 "Administrator" means the person designated by the Board to administer the Plan pursuant to Article VII.

         2.2 "Board" means the Board of Directors of the Bank.

         2.3 "Change of Control" is defined in Schedule A.

         2.4 "Bank" means Bank Rhode Island, a Rhode Island banking corporation.

         2.5 "Effective Date" means January 1, 1999.

         2.6 "Employee" means an individual employed by the Bank.

         2.7 "Normal Retirement Age" means age 65.

         2.8 "Normal Retirement Benefit" means the benefit referred to in
Section 5.1 hereof.

         2.9 "Normal Retirement Date" means the first day of the month coinciding with or next following the Participant's sixty-fifth birthday.

         2.10 "Participant" means any Employee selected to participate in the Plan in accordance with Section 3.1.

         2.11 "Plan" means this Supplemental Executive Retirement Plan as set forth herein and in all subsequent amendments hereto.

         2.12 "Spouse" means an individual who is the legally married husband or wife of the Participant

         2.13 "Years of Service" means the period of an Employee's employment with the Bank and its predecessor, EFC, Inc., measured from the Employee's employment commencement date to the date the Employee quits or is discharged for any reason.

                     ARTICLE III. PARTICIPATION AND VESTING

         3.1 SELECTION OF PARTICIPANTS. The Board will select from time to time those Employees who will be Participants in the Plan and the Applicable Benefit Amount. The Employees set forth in the attached Schedules B and C will become Participants on the Effective Date. If and when additional Participants are named by the Board, they will be added to the appropriate Schedule and will become Participants at that time.

         3.2 VESTING.

         (a) Except as provided in paragraph (b) and in Section 6, a Participant will be vested and entitled to receive benefits under this Plan only if he or she is (i) an Employee listed on Schedule B, or (ii) an Employee listed on Schedule C who has accumulated 5 Years of Service. A Participant who ceases to be an Employee without becoming vested will forfeit all rights under the Plan

         (b) A Participant who ceases to be an Employee because of death before satisfying the requirements of paragraph (a) shall become vested immediately and entitled to receive benefits subject to the other provisions of the Plan.

                     ARTICLE IV. SOURCE OF BENEFIT PAYMENTS

         4.1 OBLIGATIONS OF THE BANK. The Bank will establish on its books liabilities for obligations to pay benefits under the Plan. With respect to all benefits payable under the Plan, each Participant (or other person entitled to receive benefits with respect to a Participant) will be an unsecured general creditor of the Bank.

         4.2 NO FUNDING REQUIRED. Except as otherwise provided in Article VI, the Bank may, but shall not be required to, establish a trust of which it is treated as the owner under Subpart E of Subchapter J, Chapter 1 of the Internal Revenue Code of 1986, as amended (a "rabbi trust"). The Bank may from time to time deposit funds with the trustee to provide a sound long-term funding program.

         4.3 NO CLAIM TO SPECIFIC ASSETS. Nothing in the Plan will be construed to give any individual rights to any specific assets of the Bank, person or entity.

                         ARTICLE V. RETIREMENT BENEFITS

5.1      NORMAL RETIREMENT BENEFIT.

         (a) Subject to Section 5.2, the Normal Retirement Benefit payable under the Plan to a Participant will be a monthly benefit equal to one-twelfth of (i) the Applicable Benefit Amount. For this purpose, the Applicable Benefit Amount for a Participant is listed on Schedule B or Schedule C as the case may be.

         (b) The Participant's Normal Retirement Benefit will commence at his or her Normal Retirement Date (or such later date on which the Participant actually retires) and continue for his or her lifetime.

         5.2 DEATH BENEFITS. Except as otherwise provided in this paragraph, no death benefits will be payable to anyone following the death of the Participant.

                  (a) POST RETIREMENT. If a Participant for whom retirement benefits have commenced under this Plan dies leaving a surviving Spouse who was married to the Participant at the time benefits commenced, the surviving Spouse will thereafter be paid for the lifetime of the surviving Spouse a monthly retirement benefit equal to 50% of the benefit being received by the Participant at the date of his death.

                  (b) PRE-RETIREMENT. If a Participant with a vested benefit for whom retirement benefits have not commenced dies leaving a surviving Spouse, the surviving Spouse shall be entitled to a monthly retirement benefit, commencing on the Participant's Normal Retirement Date, equal to 50% of the retirement benefit that would have been payable to the Participant under Section 5.1.

                          ARTICLE VI. CHANGE OF CONTROL

         6.1 VESTING OF BENEFITS. In the event of a "Change of Control", a Participant shall, notwithstanding any other provision of the Plan, immediately become fully vested in his retirement benefits as described in Section 5.1.

         6.2 FUNDING OF BENEFIT. In the event of a Change of Control, the Bank shall immediately establish a rabbi trust with a third party financial institution with a net worth of at least $100 million (unless all Plan Participants entitled to benefits and all surviving spouses receiving benefits under the Plan consent in writing to the appointment of another trustee), substantially in the form attached hereto as EXHIBIT A and shall deposit funds with the trustee of the trust equal to the difference between the then present value of all accrued benefits provided under the Plan (computed on the basis of the actuarial assumptions stated in Schedule D hereto and taking into account the benefits that become vested or payable in the event of a Change of Control) and the then fair market value of the assets of the trust (if any) and shall thereafter make annual additional deposits with the trustee to reflect increases in the accrued benefits. If the principal of the trust, and any earnings thereon, are not sufficient to make payment of the benefits provided for under this Plan, the Bank shall make the balance of each such payment as it falls due.

         6.3 REDUCED PAYMENT IN THE EVENT OF EXCISE TAX. Notwithstanding the foregoing, all payments to which Participant would be entitled under this
Section 6 shall be reduced to the extent necessary so that the Participant shall not be liable for the federal excise tax levied on certain "excess parachute payments" under Section 4999 of the Internal Revenue Code.

                           ARTICLE VII. ADMINISTRATION

         7.1 APPOINTMENT OF ADMINISTRATOR. The Plan will be administered by the person designated by the Board to administer the Plan (the "Administrator"), but the Board will have full discretionary authority to interpret the provisions of the Plan and decide all questions and settle all disputes that may arise in connection with the Plan. The Board may establish its own operative and administrative rules and procedures in connection with the Plan, provided such procedures are consistent with the requirements of Section 503 of ERISA and the regulations thereunder. All interpretations, decisions and determinations made by the Board will be binding on all persons concerned.

         7.2 DELEGATION. The Board in its sole discretion may delegate certain of its duties and responsibilities to the Administrator or to an appropriate Employee or Employees. For purposes of the Plan, any action taken by the Administrator or a delegee Employee pursuant to such delegation will be considered to have been taken by the Board. The Bank agrees to indemnify and to defend to the fullest possible extent permitted by law any delegee of the Board (including any person who formerly served as a delegee) against all liabilities, damages, costs and expenses (including attorneys' fees and amounts paid in settlement of any claims approved by the Bank) occasioned by any act or omission to act in connection with the Plan, if such act or omission is in good faith.

         7.3 EXPENSES. All expenses incurred in the creation or administration of this Plan shall be paid by the Bank.

                 ARTICLE VIII. AMENDMENT OR TERMINATION OF PLAN

     The Bank hopes and expects to continue the Plan in effect, but the Board necessarily reserves the right to amend the Plan at any time, and from time to time, or to terminate the Plan, provided that such amendment or termination shall not reduce the vested benefit of any Participant or amend Section 6.1 or
6.2 without the consent of all Participants who have vested benefits under the Plan. Any amendment or termination shall be stated in an instrument in writing and signed by a duly authorized representative of the Board.

                            ARTICLE IX. MISCELLANEOUS

         9.1 NO ASSIGNMENT OR ALIENATION. None of the benefits, payments, proceeds or claims of any person under this Plan shall be subject to any claim of any creditor, spouse or former spouse of the person or to attachment or garnishment or other legal process by any such creditor, Spouse or former Spouse; nor shall any person have any right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits, payments or proceeds which he or she may expect to receive, contingently or otherwise, under the Plan.

         9.2 LIMITATION OF RIGHTS. Neither the establishment of the Plan, nor any amendment thereof, nor the payment of any benefits will be construed as giving any individual any legal or equitable right against the Bank, except for those rights explicitly provided for in the Plan.

         9.3 FORFEITURE OF BENEFITS. A Participant shall forfeit all rights or benefits remaining to him or her under the Plan if such Participant's employment is terminated on account of, or such Participant is convicted of, or confesses to, or permits a plea of nolo contendere to be entered with respect to, a criminal act of fraud, misappropriation, embezzlement, or the like, which is a felony and involves property of the Bank.

         9.4 GOVERNING LAW. The Plan will be construed, administered, and governed under the laws of the State of Rhode Island, to the extent not preempted by federal law.

         9.5 SEVERABILITY. If any provision of this Plan is held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall continue to be fully effective.

         IN WITNESS WHEREOF, the Bank has caused this Plan to be executed by their duly authorized officers this 21st day of April, 1999.

                                            BANK RHODE ISLAND


                                           By:  /s/ F. James Hodges
                                               ----------------------------
                                               F. James Hodges
                                               Compensation Committee Chairman

                                   SCHEDULE A

         (a) For purposes of this Plan, a "Change in Control" shall be deemed to have occurred if and when:

         (1) the Bank effectuates a Takeover Transaction; or (2) the Bank commences substantive negotiations with a third party with respect to a Takeover Transaction if within twelve (12) months of the commencement of such negotiations, enters into a definitive agreement with respect to a Takeover Transaction with any party with which negotiations were originally commenced; or
(3) any election of directors of the Bank (or, if the Bank reorganizes into a holding company structure, directors of the holding company) (whether by the directors then in office or by the stockholders at a meeting or by written consent) where a majority of the directors in office following such election are individuals who were not nominated by a vote of two-thirds of the members of the board of directors immediately preceding such election; or (4) the Bank effectuates a complete liquidation of the Bank or a sale or disposition of all or substantially all of its assets. A reorganization in which the Bank reorganizes into a holding company structure, or any similar reorganization, will not constitute a Change in Control for purposes of this agreement or for any other purpose; provided, however, that any such transaction may constitute a Change in Control if accomplished in connection with a Takeover Transaction.

         (b) A "Takeover Transaction" shall mean a (i) merger or consolidation of the Bank with, or an acquisition of the Bank or all or substantially all of its assets by, any other bank or corporation, other than a merger, consolidation or acquisition in which the individuals who were members of the Board of Directors of the Bank immediately prior to such merger or consolidation continue to constitute a majority of the Board of Directors of the surviving bank (or, in the case of an acquisition involving a holding company, constitute a majority of the Board of Directors of the holding company) for a period of not less than twelve (12) months following the closing of such transaction, or (ii) when any person or entity or group of persons or entities (other than any trustee or other fiduciary holding securities under an employee benefit plan of the Bank) either related or acting in concert becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of securities of the Bank representing more than thirty percent (30%) of the total number of votes that may be cast for the election of directors of the Bank, other than a person who was already a 30% beneficial owner as of the effective date of this Plan.

                                   SCHEDULE B


         PARTICIPANTS:                               APPLICABLE BENEFIT AMOUNT

         Merrill W. Sherman                                   $80,000

                                   SCHEDULE C


         PARTICIPANTS:                               APPLICABLE BENEFIT AMOUNT

         Albert R. Rietheimer                                 $43,400
         Donald C. McQueen                                    $43,400

                                   SCHEDULE D

Actuarial Assumptions:

Mortality:      Blended GAM-1983
Interest:       30-year treasury rate for the month of October of the calendar year prior to the calendar year in which the calculation is being made

                                                                       EXHIBIT A















                                BANK RHODE ISLAND
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


                                 TRUST AGREEMENT

                                TABLE OF CONTENTS

ARTICLE                                                                  PAGE
-------                                                                  ----

ARTICLE I
        Establishment of Trust ............................................2

ARTICLE II
        Payments to Plan Participants and Their
        Surviving Spouses..................................................3

ARTICLE III
        Trustee Responsibility Regarding Payments to
        Trust Beneficiary When Bank Is Insolvent...........................4

ARTICLE IV
        Duties and Powers of the Trustee...................................6

ARTICLE V
        Disposition of Income..............................................8

ARTICLE VI
        Limitation of the Trustee's Liability..............................9

ARTICLE VII
        Expenses and Compensation..........................................10

ARTICLE VIII
        Substitution and Succession of the Trustee.........................11

ARTICLE IX
        Accounting Provisions..............................................12

ARTICLE X
        Amendment and Termination..........................................13

ARTICLE XI
        Successor Bank.....................................................14

ARTICLE XII
        Construction and Payment...........................................15

ARTICLE XIII
        Miscellaneous......................................................16

                                 TRUST AGREEMENT


         This Agreement is made by and between Bank Rhode Island (hereinafter the "Bank"), and [ _______________________ ] as Trustee(s) (hereinafter referred to as the "Trustee").

                              W I T N E S S E T H:

         WHEREAS, the Bank has established the Bank Rhode Island Supplemental Executive Retirement Plan (the "Plan") for certain of its employees; and

         WHEREAS, the Bank wishes to establish a trust ("Trust") and to contribute to the Trust assets that shall be held therein, subject to the claims of the Bank's creditors in the event of the Bank's insolvency, as herein defined, for the benefit of Plan Participants (as defined in Section 2.10 of the Plan) and their surviving spouses in such manner and at such times as specified in the Plan; and

         WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded Plan maintained for the purpose of providing deferred compensation for a select group of management or highly-compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"); and

         WHEREAS, the Trustee has consented to act as trustee of the trust fund and to hold and distribute the assets transferred to the trustee and accumulated in respect of the Plan on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter set forth, the Bank and the Trustee hereby agree as set forth below.

                                    ARTICLE I

                             ESTABLISHMENT OF TRUST


         1.1 The Trust Fund shall consist of such sums of money or other property, in a form acceptable to the Trustee, as shall from time to time be paid or delivered to the Trustee pursuant to the Plan which, together with all earnings, profits, increments and accruals thereon, without distinction between principal and income, shall constitute the Trust Fund hereby created and established. The Trust Fund shall be held, administered and disposed of by the Trustee as provided in this Trust Agreement. The Trust hereby established shall be irrevocable.

         1.2 The Trust is intended to be a grantor trust, of which the Bank is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

         1.3 The Trust Fund shall be held separate and apart from other funds of the Bank and shall be used exclusively for the uses and purposes of Plan Participants and general creditors as herein set forth. Plan Participants and their surviving spouses shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of Plan Participants and their surviving spouses against the Bank. Any assets held by the Trust will be subject to the claims of the Bank's general creditors under federal and state law in the event of insolvency, as defined in Article III herein.

         1.4 Except as provided below or in Article III hereof, the Bank shall have no right or power to direct the Trustee to return to the Bank or to divert to others any of the Trust assets before all payment of benefits have been made to Plan Participants and their surviving spouses pursuant to the terms of the Plan.

                                   ARTICLE II

            PAYMENTS TO PLAN PARTICIPANTS AND THEIR SURVIVING SPOUSES

         2.1 The Bank shall designate an Administrator ("Administrator") in accordance with the Plan and the Administrator shall deliver to the Trustee, at least annually, a schedule ("the Payment Schedule") that indicates the amounts payable in respect of each Plan Participant who has ceased to be an employee of the Bank and each surviving spouse, that provides a formula or other instructions acceptable to the Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plan), and the time of commencement for payment of such amounts. Except as otherwise provided herein, the Trustee shall make payments to the Plan Participants and their surviving spouses in accordance with such Payment Schedule. The Trustee shall make provisions for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by the Bank. The Administrator shall provide the Trustee with all information necessary to make such tax withholding provisions and the Trustee shall be entitled to rely on such information. The Bank shall be responsible for the remittance to the appropriate tax authorities of its share of any applicable employment taxes, as distinguished from those employment taxes required to be withheld from the benefits due Plan Participants and their surviving spouses.

         2.2 The entitlement of a Plan Participant or his or her surviving spouses to benefits under the Plan shall be determined by the Bank and/or the Administrator as provided for in the Plan and any claim for such benefits shall be considered and reviewed by the Administrator under the procedures set out in the Plan.

         2.3 The Bank may make payment of benefits directly to Plan Participants or their surviving spouses as they become due under the terms of the Plan. The Bank shall notify the Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to participants or their surviving spouses. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plan, the Bank shall make the balance of each such payment as it falls due. Trustee shall notify the Bank where principal and earnings are not sufficient to cover payments required by the Payment Schedule under paragraph
2.1 hereof.

                                   ARTICLE III

         TRUSTEE RESPONSIBILITY REGARDING PAYMENTS TO TRUST BENEFICIARY
                             WHEN BANK IS INSOLVENT

         3.1 The Trustee shall cease payment of benefits to Plan Participants and their surviving spouses if the Bank is Insolvent. The Bank shall be considered "Insolvent" for purposes of this Trust Agreement if (i) the Bank is unable to pay its debts as they become due, or (ii) the Bank is subject to a pending proceeding as a debtor under any applicable federal or state receivership law.

         3.2 At all times during the continuance of this Trust as provided in paragraph 1.3 hereof, the principal and income of the Trust shall be subject to claims of general creditors of the Bank under federal and state law as set forth below:

         3.2.1 The Board of Directors and the Chief Executive Officer of the Bank shall have the duty to inform the Trustee in writing of the Bank's Insolvency. If a person claiming to be a creditor of the Bank alleges in writing to the Trustee that the Bank has become Insolvent, the Trustee shall determine whether the Bank is Insolvent and, pending such determination, the Trustee shall discontinue payment of benefits to Plan Participants or their surviving spouses.

         3.2.2 Unless the Trustee has actual knowledge of the Bank's Insolvency, or has received notice from the Bank or a person claiming to be a creditor alleging that the Bank is Insolvent, the Trustee shall have no duty to inquire whether the Bank is Insolvent. The Trustee may in all events rely on such evidence concerning the Bank's solvency as may be furnished to the Trustee by the Bank and that provides the Trustee with a reasonable basis for making a determination concerning the Bank's solvency.

         3.2.3 If at any time the Trustee has determined that the Bank is Insolvent, the Trustee shall discontinue payments to Plan Participants or their surviving spouses and shall hold the assets of the Trust for the benefit of the Bank's general creditors. While so holding such assets, the Trustee shall make payments to such creditors if the Bank shall so direct or, if the Bank is subject to a pending proceeding as a debtor under the United States Bankruptcy code or state receivership law, as a court of competent jurisdiction shall direct. Nothing in this Trust Agreement shall in any way diminish any rights of Plan Participants or their surviving spouses to pursue their rights as general creditors of the Bank with respect to benefits due under the Plan or otherwise.

         3.2.4 The Trustee shall resume the payment of benefits to Plan Participants or their surviving spouses in accordance with Article II of this Trust Agreement only after the Trustee has determined that the Bank is not Insolvent (or is no longer Insolvent).

         3.3 If the Trustee discontinues the payment of benefits from the Trust pursuant to paragraph 3.2 hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan Participants or their surviving spouses under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to Plan Participants or their surviving spouses by the Bank in lieu of the payments provided for hereunder during any such period of discontinuance provided that there are sufficient assets.

                                   ARTICLE IV

                        DUTIES AND POWERS OF THE TRUSTEE

         4.1 The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by the Bank or the Administrator which is contemplated by, and in conformity with, the terms of the Plan or this Trust and is given in writing by the Bank or the Administrator. In the event of a dispute between the Bank and a party, the Trustee may apply to a court of competent jurisdiction to resolve the dispute.

         4.2 The Trustee shall invest and reinvest the Trust Fund, without distinction between principal and income, as directed from time to time by the Bank. In addition to the powers and authority granted to the Trustee pursuant to state law, the provisions of ERISA (to the extent applicable), and the common law, the Trustee shall have the power and authority:

         4.2.1 To purchase or subscribe for and invest in any securities, but not including any securities of the Bank or any affiliate of the Bank, or any securities of the Trustee or any affiliate of the Trustee if the Trustee is a corporation, and to retain any such securities in the Trust Fund. Without in any way intending to limit the generality of the foregoing, the said term "securities" shall be deemed to include common and preferred stocks, mortgages, debentures, bonds, notes or other evidences of indebtedness, and other forms of securities. All rights associated with assets of the Trust shall be exercised by the Trustee or the person designated by the Trustee. The Trustee may invest and reinvest all or a portion of the Trust Fund in shares of any open-ended investment fund or Bank.

         4.2.2 To deal with all or any part of the Trust Fund; to acquire any property by purchase, subscription, lease, or other means; to sell for cash or on credit, convey, lease for long or short terms, or convert, redeem, or exchange all or any part of the Trust Fund; to hold part of the Trust Fund uninvested or in savings accounts or certificates of deposit including those offered by the Trustee if the Trustee is a bank, or in money market funds managed by the Trustee or an affiliate of the Trustee.

         4.2.3 To vote, or give proxies to vote, any stock or other security, and to waive notice of meetings, to oppose, participate in, and consent to the reorganization, merger, consolidation, or readjustment of the finances of any enterprise, to pay assessments and expenses in connection therewith and to deposit securities under deposit agreements.

         4.2.4 To register any investment held in the Trust in its own name or in the name of its nominee, or to hold any investment in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust.

         4.2.5 To make, execute, acknowledge and deliver any and all documents, deeds and conveyance, and any and all other instruments necessary or appropriate to carry out the powers herein granted.

         4.2.6 To enforce by suit or otherwise, or to waive, its rights on behalf of the Trust Fund, and to defend claims asserted against it or the Trust Fund; to compromise, adjust and settle any and all claims against or in favor of it or the Trust Fund.

         4.2.7 To renew, extend, or foreclose any mortgage or other security; to bid on property in foreclosure; to take deeds in lieu of foreclosure, with or without paying a consideration therefor.

         4.2.8 To employ agents, investment advisers, consultants and actuaries necessary for the operation of the Trust and to request the advice and assistance of counsel, including counsel for the Bank, or other counsel designated by the Administrator or by the Trustee.

         4.2.9 In the event that the Bank authorizes the transfer of all or a portion of the assets of the Trust to an insurance company, to enter into and execute on behalf of the Trust all such documents and instruments necessary or appropriate to carry out such transfer.

         4.2.10 To do all such other acts, execute all such other instruments and take such other proceedings and exercise all such other privileges and rights with relation to any asset constituting a part of the Trust as are necessary to carry out the purpose of the Trust, and no person dealing with the Trustee shall be bound to see to the application of any money or property paid or delivered to the Trustee or to inquire into the validity or propriety of any such transaction.

         4.3 No persons dealing with the Trustee shall be under any obligation to see to the proper application of any money paid or property delivered to the Trustee or to inquire into the Trustee's authority as to any transaction.

         4.4 The Trustee may make any distribution required hereunder by mailing its check for the specified amount, or delivering the specified property, to the person to whom such distribution or payment is to be made, at such address as may have been last furnished to the Trustee, or if no such address shall have been furnished, to such person in care of the Bank, or to the Administrator or (if so directed by the Administrator) by crediting the account of such person or by transferring the funds to such person's account by bank or wire transfer.

                                   ARTICLE V

                             DISPOSITION OF INCOME

         During the term of this Trust, all income received, net of expenses and taxes, shall be accumulated and reinvested.

                                   ARTICLE VI

                      LIMITATION OF THE TRUSTEE'S LIABILITY

         6.1 The Trustee shall be accountable only for funds actually received by it hereunder and shall have no duty or liability to determine that the amount of the funds received by it comply with the provisions of the Plan. If the Bank has established a contract with an insurance company to carry out the purposes of the Plan, the Trustee shall not be liable for the acts or omissions of such insurance company, or be under an obligation to invest or otherwise manage the portion of the Trust Fund which is subject to the management of such insurance company.

         6.2 Whenever the Trustee is required or authorized to take any action hereunder pursuant to any written direction or notice of the Administrator or the Bank, the Trustee, acting in accordance with such direction or notice, shall not be responsible for the administration of such Plan or Trust, for the correctness of any payments or disbursements from the Trust, or for any other action taken by the Trustee in accordance with such written direction or notice. Such direction or notice shall be sufficient protection to the Trustee if contained in a writing signed by the Administrator or such other person authorized to execute documents on behalf of the Administrator, in the case of direction or notice required to be given by the Administrator; or by any officer of the Bank, in the case of direction or notice required to be given by the Bank, and the Trustee has actual knowledge that the payment or disbursement is improper or incorrect.

         6.3 The Bank shall indemnify and hold harmless the Trustee from and against any losses, costs, damages or expenses, including reasonable attorneys' fees, which the Trustee may incur or pay out by reason of (i) the Trustee's acting in accordance with the directions of the Bank or the Administrator or failing to act in the absence of such directions; (ii) the Trustee's exercise and performance of its powers and duties hereunder, unless the same are determined to be due to the Trustee's negligence, bad faith or willful misconduct; (iii) any (alleged or actual) action or inaction on the part of the Bank or the Administrator, unless such losses, costs, damages, or expenses arise out of the Trustee's negligence, bad faith, or willful misconduct; or (iv) the failure of the Plan to be exempt from the requirements of Parts 2, 3 and 4 of Title I of the Employee Retirement Income Security Act of 1974, as amended. In addition, in the event that the Trustee undertakes or defends any litigation (including but not limited to any audit, proceeding or any other administrative action of any state, local or federal taxing authority) arising in connection with the Trust Fund, the Bank agrees to indemnify the Trustee against the Trustee's reasonable costs, expenses, and liabilities (including, without limitation, reasonable attorneys' fees and expenses) relating thereto and to be primarily liable for such payments. If the Bank does not pay such costs, expenses, and liabilities described in this paragraph in a reasonably timely manner, the Trustee may obtain payment from the Trust Fund.

                                   ARTICLE VII

                            EXPENSES AND COMPENSATION

         The Trustee, other than a trustee who is also an employee or officer of the Bank, shall be paid such reasonable compensation as shall from time to time be agreed upon by the Trustee and the Bank. All administrative expenses, charges, taxes and assessments of the Trust Fund and Trustee's fees shall be the obligation of the Bank.

         Any such fees may be paid from the Trust Fund, but the Bank shall reimburse the Trust Fund for all such payments within seven (7) business days.

                                  ARTICLE VIII

                   SUBSTITUTION AND SUCCESSION OF THE TRUSTEE

         8.1 The Trustee may resign at any time by giving written notice to the Administrator. Such resignation shall become effective ten (10) days thereafter or upon the appointment of a successor Trustee, whichever occurs first. A successor Trustee must be a third party financial institution with net worth of at least $100 million, unless all Plan Participants entitled to benefits and all surviving spouses receiving benefits pursuant to the Plan consent in writing to the appointment of the successor Trustee. In the event a successor Trustee is not appointed within ten (10) days, the Trustee may turn over the assets of the Trust to the Administrator as successor Trustee. Except as provided below, the Administrator may remove the Trustee by giving ten (10) days written notice to the Trustee of such intent to remove, and by then giving written notice of the appointment of a successor Trustee. The removal shall become effective upon acknowledgment of the receipt of the assets of the Trust by the successor Trustee. Following the occurrence of a Change in Control, as defined in the Plan, the Trustee may not be removed without the written consent of all Plan Participants entitled to benefits (other than a participant who is also a trustee) and all surviving spouses receiving benefits pursuant to the terms of the Plan. Each successor Trustee under this Trust shall be appointed in writing by the Administrator and shall accept the Trust in writing. Such successor Trustee shall become vested with any estate, property, right, power and duty of the predecessor Trustee hereunder with like effect, as if originally named Trustee. No successor Trustee shall be liable for any act or failure of any predecessor Trustee, and with the approval of the Administrator, a successor Trustee may accept the account rendered and the property delivered to it by the predecessor Trustee without in so doing incurring any liability or responsibility with respect to acts of default, if any, of the predecessor Trustee.

         8.2 If the Trustee is a corporation, any corporation into which the Trustee may merge or with which it may consolidate, or any corporation resulting from any merger or consolidation to which the Trustee may be a party, shall be the successor of the Trustee hereunder, without the execution or filing of any additional instrument or the performance of any further act.

                                   ARTICLE IX

                              ACCOUNTING PROVISIONS

         9.1 The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made in the administration of the Trust Fund.

         9.2 Within a reasonable time after the close of each fiscal year, or of any termination of the duties of the Trustee hereunder, the Trustee shall prepare and deliver to the Administrator an account of its acts and transactions as Trustee during such fiscal year or during such period from the close of the last fiscal year to the termination of the Trustee's duties, respectively, including a statement of the then current value of the Trust Fund. Any such account shall be deemed accepted and approved by the Administrator, and the Trustee shall be relieved and discharged, as if such account had been settled and allowed by a judgment or decree of a court of competent jurisdiction, unless protested by written notice to the Trustee within thirty (30) days of receipt thereof by the Administrator.

         9.3 The Trustee or the Administrator shall have the right to apply at any time to a court of competent jurisdiction for judicial settlement of any account of the Trustee not previously settled as herein provided or for the determination of any question of construction or for instructions. In any such action or proceeding it shall be necessary to join as parties only the Trustee and the Administrator (although the Trustee may also join such other parties as it may deem appropriate), and any judgment or decree entered therein shall be conclusive.

                                    ARTICLE X

                            AMENDMENT AND TERMINATION

         10.1. This Trust Agreement may be amended by a written instrument executed by the Trustee and the Bank. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan or shall make the Trust revocable. Following a Change of Control, as defined in the Plan, any amendment to this Trust Agreement shall not be effective unless or until each Plan Participants, and each surviving spouse receiving benefits pursuant to the terms of the Plan, has approved the amendment in writing.

         10.2 The Trust shall not terminate until the date on which Plan Participants and their surviving spouses are no longer entitled to benefits pursuant to the terms of the Plan unless sooner revoked as hereinafter provided in this paragraph. Upon the written approval of all Plan Participants and all surviving spouses receiving benefits pursuant to the terms of the Plan, the Bank may terminate this Trust prior to the time all benefit payments under the Plan have been made. Upon termination of the Trust, any assets remaining in the Trust shall be returned to the Bank.

                                   ARTICLE XI

                                 SUCCESSOR BANK

         Unless this Trust be sooner terminated, a successor to the business of the Bank, by whatever form or manner resulting, which succeeds said Bank under the Plan as therein provided shall, upon notice in writing from the Administrator that all action required by the Plan to effect such succession has been taken, also succeed to all the rights, powers and duties of such Bank hereunder.

                                   ARTICLE XII

                            CONSTRUCTION AND PAYMENT

         12.1 The Trust shall be construed and administered according to the laws of the jurisdiction in which the principal office of the Trustee is located. In any question of interpretation or other matter of doubt, the Trustee may rely upon the opinion of counsel for the Bank or Administrator or any other attorney at law designated by the Bank with approval of the Trustee.

         12.2. No person having any present or future interest in the Trust shall have any right to assign, transfer, encumber, commute or anticipate his payment under this Trust and such payment shall not in any way be subject to any legal process or levy of execution upon, or attachment or garnishment proceeding against, the same for the payment of any claim against any person having an interest hereunder, nor shall such payment be subject to the jurisdiction of any family court, bankruptcy court or insolvency proceedings.

                                  ARTICLE XIII

                                  MISCELLANEOUS

         13.1 The titles to the Articles in this Trust Agreement are included for convenience of reference only and are not to be used in interpreting this Trust Agreement.

         13.2 Neither the gender nor the number (singular or plural) of any word shall be construed to exclude another gender or number when a different gender or number would be appropriate.

         13.3 This Trust Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall together constitute only one Trust Agreement.

         13.4 Communications to the Trustee shall be sent to the Trustee's principal office or to such other address as the Trustee may specify in writing. No communication shall be binding upon the trustee until it is received by the Trustee. Communications to the Administrator or the Bank shall be sent to the Bank's principal office or to such other address as the Bank may specify in writing.

         IN WITNESS WHEREOF, the Bank and the Trustee have caused this instrument to be executed this ____day of ________________, 1999.


         BANK:                      Bank Rhode Island

                                    By:
                                       ----------------------------------------
                                       Signature of Officer


         TRUSTEE:                   -------------------------------------------



STATE OF RHODE ISLAND
COUNTY OF PROVIDENCE

         In Providence on the ___day of _________, 1999, before me personally appeared ________________________________________, to me known and known by me to be the_____________________________of and the person who executed the foregoing instrument for and on behalf of Bank Rhode Island and he acknowledged said instrument by him executed to be the free act and deed of Bank Rhode Island and his own free and voluntary act and deed in his capacity as __________________________of said Bank.


                                               --------------------------------
                                               Notary Public


STATE OF
        -----------------------
COUNTY OF
         ----------------------

         In _____________ on the ___day of _________, 1999, before me personally appeared ________________________________________, to me known and known by me to be the_____________________________of and the person who executed the foregoing instrument for and on behalf of __________________ and he acknowledged said instrument by him executed to be the free act and deed of _____________ and his own free and voluntary act and deed in his capacity as __________________________of said ______________.


                                               --------------------------------
                                               Notary Public